UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report
November 20, 2008

Commission			IRS Employer
File		State of	Identification
Number	Registrant	Incorporation	Number

000-51660	CapitalSouth Bancorp	Delaware	63-1026645

2340 Woodcrest Place, Suite 200
Birmingham, Alabama	35209
(Address of principal executive offices)	(Zip Code)
(205) 870-1939
(Registrant’s telephone number including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On November 20, 2008, Mr. W. Flake Oakley, IV notified the Board of Directors of CapitalSouth Bancorp (the “Company”) of his intent to resign as President of the Company effective December 31, 2008. Mr. Oakley also voluntarily resigned as a director of the Company’s Board of Directors effective December 31, 2008. Mr. Oakley’s resignation of his employment with the Company and his resignation from the Company’s Board of Directors is not the result of any disagreement between the Company and Mr. Oakley concerning Mr. Oakley personally or any matter relating to the Company’s operations, policies or practices.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CAPITALSOUTH BANCORP
November 21, 2008	By:	/s/ Carol W. Marsh
Carol W. Marsh
Senior Vice President, Secretary and Chief Financial Officer